As filed with the Securities and Exchange Commission on December 9, 2009

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 3, 2009
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5684
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS.
     Upon issuance of the Registrant’s Common Equivalent Junior Preferred Stock, Series S, $0.01 par value per share (the “Series S Preferred Stock”) on December 9, 2009, under the Certificate of Designations for the Series S Preferred Stock, the Board of Directors of the Registrant may not declare or pay any cash dividend on, or make a cash distribution in respect of, the Registrant’s common stock, including, but not limited to regular quarterly dividends, unless it declares and pays a dividend on the Series S Preferred Stock at the same time, on the same terms and in the same amounts, based on the number of shares of the Registrant’s common stock into which the Series S Preferred Stock is then convertible. In addition, if the Registrant’s stockholders reject an amendment to its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of its common stock to a number at least sufficient to permit the full conversion of the Series S Preferred Stock into its common stock (the “Amendment”), or if the Registrant fails to obtain stockholder approval of the Amendment on or before the 105th day following the issuance of the Series S Preferred Stock on December 9, 2009, then the ability of the Registrant to (1) declare or pay dividends on, make distributions with respect to, or redeem, repurchase or acquire, or make a liquidation payment with respect to, the Registrant’s common stock or (2) redeem, repurchase, acquire or make a liquidation payment, or pay or make available monies for a sinking fund for the redemption of any Parity Stock (as defined below), will be subject to certain restrictions in the event that the Registrant fails to declare and pay Additional Dividends (as defined in Item 5.03 below) (or declare and set aside a sum sufficient for payment thereof) on its Series S Preferred Stock. “Parity Stock” means any class or series of the Registrant’s capital stock issued after the issuance of the Series S Preferred Stock on December 9, 2009 that does not by its terms rank senior to the Series S Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding-up of the Registrant. The restrictions are set forth in the Certificate of Designations described in Item 5.03 below.
ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On December 3, 2009, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Delaware Secretary of State for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Series S Preferred Stock. Each share of Series S Preferred Stock will automatically convert in full into shares of the Registrant’s common stock following the approval of the Amendment as set forth in the Certificate of Designations, at an initial rate of 1,000 shares of common stock for each share of Series S Preferred Stock, so that, in the aggregate, based on this initial rate, 1,286,000,000 shares of the Registrant’s common stock will be issuable upon conversion of the Series S Preferred Stock. The Series S Preferred Stock has a liquidation preference initially equal to $15,000 per share. Dividends on the Series S Preferred Stock are not mandatory; however, the Board of Directors of the Registrant may not declare or pay any cash dividend on, or make a cash distribution in respect of, the Registrant’s common stock, including, but not limited to regular quarterly dividends, unless it declares and pays a dividend on the Series S Preferred

Stock at the same time, on the same terms and in the same amounts, based on the number of shares of the Registrant’s common stock into which the Series S Preferred Stock is then convertible. A holder of the Series S Preferred Stock will not be entitled to receive dividends on the Series S Preferred Stock declared by the Board of Directors of the Registrant unless such holder is a holder of record of the Series S Preferred Stock as of the close of business on the record date for such dividend. As a result, since the issue date for the Series S Preferred Stock is after the record date set by the Board of Directors of the Registrant for the common stock dividend for the current calendar quarter, December 4, 2009, holders of the Series S Preferred Stock will not be entitled to receive such dividend. In addition, if the Registrant’s stockholders reject the Amendment, or if the Registrant fails to obtain stockholder approval within 105 days following the issuance of the Series S Preferred Stock on December 9, 2009, then non-cumulative quarterly cash dividends will be payable on the Series S Preferred Stock, when, as, and if declared by the Registrant’s Board of Directors, at an initial annual rate of 10% of the liquidation preference amount of the Series S Preferred Stock (the “Additional Dividends”). For each quarter subsequent to the first quarter for which such additional dividends are payable, this initial annual rate will increase by 2% to a maximum annual rate of 16%. Holders of the Series S Preferred Stock will vote on an as-converted basis together with holders of the Registrant’s common stock on all matters upon which the holders of the Registrant’s common stock are entitled to vote, except on the Amendment, and will have certain additional voting rights in the case of certain dividend arrearages. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
ITEM 8.01. OTHER ITEMS.
     (a) By action dated December 3, 2009, a Committee previously appointed by the Board of Directors of the Registrant approved and ratified the public offering of $19,290,000,000 Common Equivalent Securities, consisting of Depositary Shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Series S Preferred Stock, and Contingent Warrants (the “Contingent Warrants”) to purchase an aggregate of 60,056,200 shares of the Registrant’s common stock, to various underwriters (the “Underwriters”) and otherwise established the terms and conditions of the Common Equivalent Securities, the Series S Preferred Stock, the Depositary Shares, and the Contingent Warrants. On December 3, 2009, the Registrant entered into an underwriting agreement with the various Underwriters (the “Underwriting Agreement”) for the Common Equivalent Securities. The terms of the offering and the Common Equivalent Securities, the Series S Preferred Stock, the Depositary Shares, and the Contingent Warrants are described in the Registrant’s Prospectus dated April 20, 2009 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Final Prospectus Supplement dated December 3, 2009. The Underwriting Agreement is included as Exhibit 1.1 hereto.
     The Common Equivalent Securities were issued pursuant to the Registrant’s Registration Statement on Form S-3, Registration No. 333-158663, on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.
     (b) On December 9, 2009, the Registrant announced that it has repurchased all 600,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series N; all 400,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series Q; and all 800,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series R, that the Registrant issued to the U.S. Treasury pursuant to the Troubled Asset Relief Program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated December 3, 2009 with respect to the offering of $19,290,000,000 Common Equivalent Securities, Consisting of Depositary Shares, each representing a 1/1,000th interest in a share of Common Equivalent Junior Preferred Stock, Series S and Contingent Warrants to Purchase a Fraction of a Share of Common Stock (Which Contingent Warrants in the Aggregate Allow for the Purchase of 60,056,200 Shares of Common Stock)

3.1	Certificate of Designations for the Series S Preferred Stock, incorporated herein by reference to Exhibit 3.1 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.1	Form of Deposit Agreement, dated December 3, 2009, among the Registrant, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts, incorporated herein by reference to Exhibit 4.1 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.2	Form of Certificate for the Series S Preferred Stock, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.3	Form of Depositary Receipt for the Depositary Shares, incorporated herein by reference to Exhibit 4.3 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.4	Form of Common Equivalent Security Certificate, incorporated herein by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2009

4.5	Form of Contingent Warrant, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2009

5.1	Opinion of McGuireWoods LLP, regarding legality of the Common Equivalent Securities, the Series S Preferred Stock, the Depositary Shares,

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
the Contingent Warrants, and the Registrant’s common stock

99.1	Press Release dated December 9, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: December 9, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated December 3, 2009 with respect to the offering of $19,290,000,000 Common Equivalent Securities, Consisting of Depositary Shares, each representing a 1/1,000th interest in a share of Common Equivalent Junior Preferred Stock, Series S and Contingent Warrants to Purchase a Fraction of a Share of Common Stock (Which Contingent Warrants in the Aggregate Allow for the Purchase of 60,056,200 Shares of Common Stock)

3.1	Certificate of Designations for the Series S Preferred Stock, incorporated herein by reference to Exhibit 3.1 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.1	Form of Deposit Agreement, dated December 3, 2009, among the Registrant, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts, incorporated herein by reference to Exhibit 4.1 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.2	Form of Certificate for the Series S Preferred Stock, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.3	Form of Depositary Receipt for the Depositary Shares, incorporated herein by reference to Exhibit 4.3 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on December 4, 2009

4.4	Form of Common Equivalent Security Certificate, incorporated herein by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2009

4.5	Form of Contingent Warrant, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2009

5.1	Opinion of McGuireWoods LLP, regarding legality of the Common Equivalent Securities, the Series S Preferred Stock, the Depositary Shares, the Contingent Warrants, and the Registrant’s common stock

99.1	Press Release dated December 9, 2009